SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant    X

Filed by a Party other than the Registrant

Check the appropriate box:

	Preliminary Proxy Statement		   	Confidential, For
Use of the
	Commission Only (as Permitted by
			Rule 14a-6(e)(2))

 X	Definitive Proxy Statement

	Definitive Additional Materials

	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-
12

CHIEF CONSOLIDATED MINING COMPANY (FILE # 1-1761)

	(Name of Registrant as Specified in Its Charter)

	(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      X    	No fee required	(Vote on Directors and
Accountants Only)

   	Fee computed on table below per Exchange Act
	Rules 14-a6(i)(1) and 0-11.

	(1) Title of each class of securities to which transaction applies:
	COMMON STOCK; PREFERRED STOCK

	(2)Aggregate number of securities to which transaction applies:


	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
					N\A

	(4)  Proposed maximum aggregate value of transaction:
					N\A

	(5)  Total fee paid:
					N\A

      	Fee paid previously with preliminary materials.






CHIEF CONSOLIDATED MINING COMPANY
500 Fifth Avenue
New York, New York 10110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS IN LIEU OF ANNUAL
MEETING TO BE
HELD NOVEMBER 19,1997

To the Shareholders of Chief Consolidated Mining Company:

Notice is hereby given that a Special Meeting of Shareholders in Lieu of Annual Meeting of Chief Consolidated Mining Company will be held at the Doral Hotel, 70 Park Avenue at 38th Street (Park Avenue Suite), New York City, New York 10016 on November 19, 1997 at 10:00 A.M. New York City time for the following purposes:

(1) To elect five directors to serve during the ensuing year.

(2) To approve the selection of the firm of Arthur Andersen &
Co. as auditors for the Company for the current fiscal year.

thereof.

(3) To transact such other business as may properly come before the meeting and any adjournments

The holders of common and preferred stock of the Company of record at the close of business on October 17, 1997 will be entitled to notice of and to vote at this meeting and any adjournments thereof.

By Order of the Board of Directors

EDWARD R. SCHWARTZ
Secretary

October 20, 1997

WE URGE ALL SHAREHOLDERS TO ATTEND THE MEETING IN PERSON, IF POSSIBLE. IF NOT, THEY ARE URGED TO DATE, SIGN AND RETURN THE PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. The Proxy may be revoked at any time before it is voted, andshareholders executing proxies may attend the meeting and vote there in person should they so desire.

Management of the Company desires all shareholders to take an interest in the affairs of the Company and your interest can best be evidenced by attendance at the forthcoming meeting. Without a quorum in attendance the above matters to be taken up cannot be acted upon. Expense of obtaining a quorum for the meeting can be kept at a minimum if you attend the meeting either in person or by proxy.



PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the management of Chief Consolidated Mining Company ("the Company") of proxies to be used at the Special Meeting of Shareholders in Lieu of Annual Meeting of the Company, to be held at the Doral Hotel, 70 Park Avenue at 38th Street (Park Avenue Suite), New York, New York 10016 at 10:00 A.M. on November 19,1997 and any adjournment or adjournments thereof. Proxy material will first be mailed about October 20,1997. The accompanying form of Proxy is solicited on behalf of Management of the Company. Shareholders will vote upon: (1) the election of five directors to the Board of Directors of the Company; (2) the approval of the selection of auditors of the Company; and (3) such other business as may properly come before the meeting or any adjournments thereof.

The enclosed Proxy may be revoked at any time before it is exercised by written notice to the Company bearing a later date than the Proxy, and any shareholder attending the meeting may vote in person whether or not the shareholder has previously submitted a proxy. Each Proposal is identified in the Proxy and the accompanying Notice of Special Meeting of Shareholders in Lieu of Annual Meeting and is set forth and commented upon in this Proxy Statement. The election of directors is designated Proposal 1, and the approval of the selection of auditors of the Company is designated as Proposal 2. Where instructions are indicated, the proxies will be voted in accordance therewith. Where no instructions are indicated, the proxies will be voted FOR the nominees for directors, FOR the selection of auditors, all as described below, and in their discretion with respect to any other business as may properly come before the meeting and any adjournment or adjournments thereof.

The By-Laws of the Company provide that the Annual Meeting of the Shareholder be held on the third Tuesday in May of each year. Since the forthcoming Shareholders' Meeting is being held on November 19,1997 in lieu of the May 19,1997 (the third Tuesday in May,1997) the November 19,1997 meeting is deemed to be a Special Meeting of Shareholders.

The record date set by the Board of Directors for the determination of stockholders entitled to vote is October 17, 1997. On that date there were 5,200 shares of Preferred stock and 6,071,045 shares of common stock outstanding and entitled to vote. Holders of each class are entitled to one vote per share without distinction as to class. Upon the election of directors, shareholders have cumulative voting rights. Under cumulative voting, shareholders may multiply the number of shares of stock held by them by the number of positions to be filled and distribute the resulting numbers of votes among any or all nominees in any manner they see fit. The five nominees receiving the greatest number of votes will be elected as directors. The cumulative vote represented by management proxies will be distributed among management's five nominees in management's discretion so as to elect as many management nominees as possible. Shareholders representing a majority of the outstanding shares entitled to vote at the meeting must be present or represented by proxy to constitute a quorum. The shares represented by a proxy submitted by a shareholder will be counted for the purpose of determining whether a quorum is present; however, if the shareholder abstains from voting on a particular proposal, the proxies will not vote those shares on the proposal.



VOTING SECURITIES
PRINCIPAL STOCKHOLDERS

(a) The following table shows as of October 1,1997 stock ownership of all persons known to management to be beneficial owners of more than 5% of the common stock of the Company:

	Name and Address of	Amount and Nature of	Percentage
	Beneficial Owners	Beneficial Ownership	of Class

KZ Utah, Inc.
(a subsidiary of
Korea Zinc Co., Ltd.
142 Nonnyon-Dong,
Gangnam-KU
Seoul, Korea)				500,000 shares			8.24%

(b) The equity securities of the Company beneficially owned by all directors, director nominees and officers, and by directors and of ricers of the Company as a group, as of October I, 1997, are:

	Title
	of	Name and Address	Amount and Nature of
	Percentage
	Class	of Beneficial Owner	of Beneficial Ownership*	of
Class

	Common Stock
	$0.05 par value:

		James Callery	168,468(1)(2)	2.72%
		RD #2, Box 2750
		Charlotte, Vermont 05445
		Paul Hines	125,000(3)	2%
		12 Flying Cloud Road
		Stamford, CT 06902
		Edward R. Schwartz	165,100(4)(5)	2.67%
		1165 Park Avenue
		New York, N.Y. 10128
		Victor V. Tchelistcheff	50,200(6)
	0.83%
		384 De Soto Drive
		New Smyrna Beach, FL 32169
		Leonard Weitz	181,010(7)(8)	2.92%
		11 Longview Lane
		Chappaqua, New York 10514
		Owned by all directors	689,778(9)
	10.45%
		and officers as a group
	Preferred
	Stock, $0.50
	par value:	None

* Each director and of fleer has sole voting and investment power with respect to shares owned.

(1) Includes nonqualified stock options previously approved by the shareholders to purchase 120,000 shares held by James
Callery.

(2) Does not include an aggregate of 10,500 shares owned by James Callery's wife and children, in which shares Mr. Callery disclaims any beneficial interest.

(3) Includes nonqualified stock options previously approved by the shareholders to purchase 120,000 shares held by Paul
Hines.

(4) Includes nonqualifiedstock options previously approved by the shareholders to purchase 120,000 shares held by Edward R.
Schwartz.

(5) Does not include 200 shares owned by Mr. Schwartz's wife, in which shares Mr. Schwartz disclaims any beneficial interest.

(6) Includes Unqualified stock options previously approved by the shareholders to purchase 50,000 shares held by Mr.
Tchelistcheff.

(7) Includes 40,000 shares owned jointly with Leonard Weitz's wife and nonqualified stock options previously approved by the shareholders to purchase 120,000 shares held by Leonard Weitz.

(8) Does not include 18,000 shares owned by Leonard Weitz's wife, in which shares Mr. Weitz disclaims any beneficial interest.

(9) Includes options to purchase an aggregate of 530,000 shares es referred to et Noses (1), (3), (4), (6) and(7), above. All options may be exercised by the directors holding same within 60 days.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following information for each of the Company's last three completed fiscal years is presented concerning the compensation of the Leonard Weitz as Chairman, President and Chief Executive
Of fleer of the Company:

SUMMARY COMPENSATION TABLE

	Name and		Annual	Long-Term
	Principal		Compensation	Compensation	AllOther
	Position	Year	Salary	Awards-Options
	Compensation
	Leonard Weitz	1996	$141,667(1)	(2)
	(Chairman	1995	$125,000(1)	_
	$50,000(3)
	and Chief Executive	1994	$125,000(1)
	Officer)

(1) During each of the years 1994,1995 and 1996, Leonard Weitz received annual base salary under the terms of an employment agreement dated January 4, 1998, which agreement was to expire September 30, 1996. A new employment agreement was entered into between the Company and Leonard Weitz, effective as of September I, 1996. Under the terms of the new employment agreement, Mr. Weitz will be employed as Chairman, President and Chief Executive Officer of the Company for a five year period ending August 31, 2001. Under the new employment agreement, Leonard Weitz will receive an annual base salary of $175,000 and such bonuses as the Board of Directors of the Company may determine.

(2) See "Option Grants During Fiscal Year Ended December, 1996" and "Option Exercises During Fiscal Year Ended December
31,1996 and Option Values on December 31,1996", respectively, for information concerning Unqualified options to purchase 60,000 shares granted to Leonard Weitz by the Board of Directors of the Company on August 8, 1996 and approved by the shareholders on December 10, 1996.

(3) On September 20,1995, the Board of Directors of the Company awarded a $50,000 bonus payment to Leonard Weitz on the condition that Korea Zinc Co., Ltd. consummated by September 30,1995 its purchase of 500,000 shares of the Company's common stock. The Board also approved on September 20,1995 a $50,000 three-year loan to Mr. Weitz, the loan to bear interest at the prime rate, adjustable quarterly. Said stock purchase was timely made by Korea Zinc Co., Ltd. (Subsequent to the purchase, Korea Zinc Co., Ltd. transferred the 500,000 shares of the Company's common stock to its subsidiary, KZ Utah, Inc. See "Voting Securities and Principal Stockholders".) The award of the bonus and approval of the loan were made by the Board of Directors to Mr. Weitz based upon his indication to the Board of Directors that he intended to exercise his incentive stock option to purchase 40,000 shares of the Company's common stock by November 14,1995. Mr. Weitz exercised the option on November 10, 1995 and purchased the 40,000 shares of the Company's common stock.

OPTION GRANTS DURING FISCAL YEAR ENDED DECEMBER 31, 1996

The information set forth below is being presented concerning the approval by the shareholders of the Company on December 10,1996 of nonqualified stock options previously granted by the Board of Directors of the Company to Leonard Weitz, the grant of said stock options having been subject to approval by the shareholders. The following table contains, with respect to said options, the number of options so granted and approved, the percent the grant of options in 1996 represents to total options granted to employees during 1996, the per share exercise price of the options granted, the expiration date of the options, and the closing price of the Company's shares of common stock on the date of approval by the shareholders.




			% of Total Options	Exercise	Expiration
	Market Price
		Number of	Granted to	Price	Date	of Common
Stock
		Options	Employees in	Per	of	on Date
	Name	Granted	Fiscal Year	Share	Option	of
Approval



	Leonard Weitz	60,000(1)(2)	50%	$7.00(3)	8/8/2006
	$9.00

(1) Nonqualifiedstockoptions granted by the Board of Directors on August 8, 1996 subject to approval by the shareholders and which approval was given on December 10, 1996.

(2) Leonard Weitz may exercise all ore pert of the options so long as he continuously remains adirectororoffcer, but in no event later than expiration date of option, except his personal representatives may exercise within twelve months from date of death.

(3) The exercise price was the market price of the common stock on the date of grant by the Board of Directors on August 8, 1996.

OPTION EXERCISES DURING FISCAL YEAR
ENDED DECEMBER 31, 1996 AND OPTION VALUES
ON DECEMBER 31, 1996

The following table contains, with respect to stock options held by Leonard Weitz, information as to options exercised during the year 1996, the aggregate dollar value realized upon exercise, the total number of unexercised options held on December 31,1996 and the aggregate dollar value of the in-the-money, unexercised options held on December31, 1996.

		Shares		Number of Unexercised	Value of
Unexercised
		Acquired or	Value	Options at
	in-the-money options at
	Name	Exercised	Realized	December 31, 1996 (1)	December 31,
1996 (3)

Nonqualffied.

	Leonard Weitz	None	None	120,000 (1)(2)

(1) All options held are fully exercisable.

(2) Nonqualified stock options approved by shareholders.

$280,000

(3) Values are calculated by subtracting the exercise price from the closing price of the Company's common stock on NASDAQ on December 31, 1996.

Compensation of Directors

Leonard Weitz, Chairman of the Board and Chief Executive Officer of the Company, is employed through August 31, 2001 under an employment agreement dated September 1, 1996. See "Compensation of Directors and Executive Officers_Summary Compensation Table", above, for further details concerning Mr. Weitz's employment agreement.

During 1996, each director who was not an officer of the Company received an annual fee of $5,000; no attendance fees were paid. Edward R. Schwartz, the Secretary-Treasurer of the Company, who is a director, did not receive a salary in 1996; he received a$10,000 annual fee in lieu of salary. The Board of Directors set a rate of $750 per day for services performed by each outside director of the Company that are in addition to services regularly performed by him as a director.

PROPOSAL 1: ELECTION OF DIRECTORS

Five directors are proposed to be elected at the meeting to serve until the meeting of shareholders to be held in 1998 and until their successors shall be elected and qualify. The persons named in the enclosed form of proxy intend to vote such proxy for the election of the five nominees named below as directors of the Company. If any nominee shall become unavailable for election, the proxies will be voted for the election of such persons, if any, as shall be designated by the Board of Directors. It is not anticipated that any nominee will be unavailable for election. Each of the nominees was elected to the Board of Directors at the meeting of shareholders held on December 10, 1996.

In electing directors, holders of common stock have cumulative voting rights, that is, each holder of record of common stock shall be entitled to as many votes as shall equal the number of shares owned of record multiplied by the number of directors to be elected, and may cast all of such votes for a single director or may distribute them among all or some of the directors to be voted for, as such holder sees fit. Unless contrary instructions are given, the persons named on the proxy will have discretionary authority to accumulate votes in the same manner. Certain information for each nominee for director is set forth below:

Name

	Leonard Weitz	68	1967

	Edward R. Schwartz	87	1974

	James Callery	60	1980

Paul Hines			60	1994

	Victor V. Tchelistcheff	67	1996

	Age	Director Since:

Business Experience During Past Five Years

Chairman and Chief Executive Of ricer of the Company since 1971;
President from 1971 to December 1993 and from August 1996 to present.

Secretary and Treasurer of the Company since 1979; independent consultant since prior to 1992.

Engaged in management of oil and gas, forestry, agriculture and other investments since prior to 1992.

Financial and management consultant since prior to 1992;
Managing Director of Westerly Partners, financial and management consultants since 1993.

President of VVT Consultants, performs international management and cross cultural communications services to clients in cement, minerals, construction and real estate development fields since prior to 1992. During 1993 and 1994, also worked as volunteer for International Executive Services Corps, a non-profit organization, as a Country Director in Moscow, Russia on matters involving emerging market assistance programs.

PROPOSAL 2: THE SELECTION OF AUDITORS

The accounting firm of Arthur Andersen LLP has been recommended by the Board of Directors to serve as independent auditors for the Company for the current fiscal year. No member of said accounting firm has any direct financial or any material indirect financial interest in the Company or any of its subsidiaries or any connection during the past five years with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. At the meeting of shareholders the selection of said accounting firm will be proposed by management. Arthur Andersen LLP has advised the Company that it does not expect a representative to be present at the meeting and that it does not desire the opportunity to make a statement at the meeting.
The affirmative vote of the majority of the shares represented and entitled to vote at the meeting is required to approve this proposal. MANAGEMENT INTENDS TO CAST ITS PROXY VOTES IN FAVOR OF THE SELECTION OF ARTHUR ANDERSEN LLP.

6

Leonard Weitz, the grant of said stock options having been subject to approval by the shareholders. The following table contains, with respect to said options, the number of options so granted and approved, the percent the grant of options in 1996 represents to total options granted to employees during 1996, the per share exercise price of the options granted, the expiration the options, and the closing price of the Company's shares of common stock on the date of approval by the shareholders.

			% of Total Options	Exercise	Expiration
	Market Price
		Number of	Granted to	Price	Date	of Common
Stock
		Options	Employees in	Per	of	on Date
	Name	Granted	Fiscal Year	Share	Option	of
Approval

	Leonard Weitz	60,000(1)(2)	So%	$7.00(3)	8/8/2006
	$9.00

(1) Nonqualified stock options granted by the Board of Directors on August 8, 1996 subject to approval by the shareholders and which approval was given on December 10, 1996.

(2) Leonard Weitz may exercise all or a part of the options so long as he continuously remains a director or of ricer, but in no event later than expiration date of option, except his personal representatives may exercise within twelve months from date of death.

(3) The exercise price was the market price of the common stock on the date of grant by the Board of Directors on August 8, 1996.

OPIION EXERCISES DURING FISCAL YEAR
ENDED DECEMBER 31, 1996 AND OPTION VALUES
ON DECEMBER 31, l99C

The following table contains, with respect to stock options held by Leonard Weitz, information as to options exercised during the year 1996, the aggregate dollar value realized upon exercise, the total number of unexercised options held on December 31,1996 and the aggregate dollar value of the in-the-money, unexercised options held on December 31, 1996.

		Shares		Number of Unexercised	Value of
Unexercised
		Acquired or	Value	Options at
	in-the-money options at
	Name	Exercised	Realized	December 31, 1996 (1)	December 31,
1996 (3)

Nonqualified:

	Leonard Weitz	None	None	120,000 (1)(2)

(1) All options held are fully exercisable.

(2) Nonqualified stock options approved by shareholders.

$280,000

(3) Values are calculated by subtracting the exercise price from the closing price of the Company's common stock on NASDAQ on December 31, 1996.

Compensation of Directors

Leonard Weitz, Chairman of the Board and Chief Executive Officer of the Company, is employed through August 31, 2001 under an employment agreement dated September 1, 1996. See "Compensation of Directors and Executive Officers_Summary Compensation Table", above, for further details concerning Mr. Weitz's employment agreement.

During 1996, each director who was not an officer of the Company received an annual fee of $5,000; no attendance fees were paid. Edward R. Schwartz, the Secretary-Treasurer of the Company, who is a director, did not receive a salary in 1996; he received a $ 10,000 annual fee in lieu of salary. The Board of Directors set a rate of $750 per

MEETING OF THE BOARD OF DIRECTORS AND
INFORMATION REGARDING COMMITTEES

The Board of Directors does not have an audit, compensation or nominating committee or committees performing similar functions.

The Board of Directors held three meeting in 1996. All of the nominees for director attended all directors' meetings held in 1996.

A copy of the Company's Annual Report, which includes a complete copy of the Company's Annual Report on Form 10-KSB containing financial statements and financial statement schedules for the year ended December 31, 1996, was mailed to each shareholder of record on August 5,1997. Additional annual reports will be available upon written request to the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company retained Howard Weitz, P.C. as general counsel during 1995 and 1996. Howard Weitz, Esq., the sole stockholder of Howard Weitz, P.C., is the brother of Leonard Weitz, the Chairman, President and Chief Executive Of fleer the Company. The Company believes that the fees earned by Howard Weitz, P.C. during 1995 and 1996 were fair and reasonable in view of the level and extent of legal services rendered pertaining to the Tintic Utah Metals LLC joint venture and the merger with South Standard Mining Company. Legal fees earned by Howard Weitz, P.C. were $75,900 during the fiscal year ended December 31, 1995 and $96,600 during the year 1996. However, the Company was reimbursed $36,000 on August 28,1996 by Tintic Utah Metals LLC for said services performed to the joint venture, thus reducing the 1996 fee to the Company to a net fee of $60,600.

SUBMISSION OF SHAREHOLDER PROPOSALS

Shareholders' proposals intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received at the Company's offices at 500 Fifth Avenue, New York, New York 10110, by March 30, 1998 for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholders' proposals.

OTHER MATTERS

The Company is not aware of any person who, at any time during the year 1996 was a director, officer or beneficial owner of more than 10% of the Company's common stock who failed to file on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934 during 1996 or prior years.

The cost of soliciting proxies will be borne by the Company.
The Company will solicit votes by mail, and officers, directors and employees of the Company may solicit proxies by telephone, telegraph or personal interview. In addition, the Company has retained the professional soliciting firm of Corporate Investors Communications, Inc. to solicit proxies from banks, brokers, nominees and institutions at a cost to the Company of $3,000 and disbursements.

Management knows of no other matters to be presented for consideration at the meeting by management or by shareholders who have requested inclusion of proposals in the Proxy Statement, other than the matters stated in the Notice of Special Meeting of Shareholders in Lieu of Annual Meeting. If any other matter shall properly come before the meeting, the persons named in the accompanying proxy intend to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

October 20, 1997

EDWARD R. SCHWARTZ Secretary